Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22C

THIRD AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This THIRD AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

I.	BCE TRAINING DEVELOPMENT

1.	Customer desires CSG to develop on-line self-paced, individual training modules.

2.	Schedule F, “Fees,” Section entitled “CSG SERVICES,” Section VI entitled “Additional training and documentation,” is amended to add a new subsection F. as follows:

F. BCE Training Development-West Division

Description of Item/Unit of Measure	Frequency	Fee
1. Training Module (*** ******) (**** *)	******	$	********

Note 1: Each training module includes up to *** (**) ***** of developoment work per ****. If more hours are required for a module, Customer will be billed at the Development hourly rate for each hour in excess of *** (**) *****. Subsequent training modules shall be developed pursuant to a Statement of Work executed by both Parties. Customer shall be invoiced the ****** *** per ******** ****** created pursuant to a Statement of Work.

The fee set forth in the fee table above is subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

II.	ON BOARDING WEB SERVICE SOLUTION

1.

Customer desires to utilize, and CSG agrees to provide, the services of CSG’s Professional Services Group to design, develop, and implement a solution that will provide a web service to Customer’s current Precision eMail® Gateway.

2.	Schedule F, Fees, CSG Services, Section III. Payment Procurement, Subsection G., Precision eMail®, shall be amended to add a new Subsection 5. entitled “On Boarding Web Service Solution” as follows:

Description of Item/Unit of Measure	Frequency	Fee
5. CSG On Boarding Web Service Solution (**** *)
a)Production Support and Maintenance Fee (**** *) (**** *)	******	$	*********

Note 5: Design, development and implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Note 6: Production Support will commence after the deployment of On Boarding Web Service Solution to production. Production Support is limited to *** ******* *****-**** (***) ***** *** ****. Additional fees will be charged for hours exceeding this ****** limit and will be set forth in a separate Statement of Work or Letter of Authorization

Note 7: The ****** Production Support and Maintenance fee covers post deployment support, including answering functional questions and resolving Customer reported concerns, CSG operating support and operating systems software licensing. CSG will be responsible for resolution of On Boarding Web Service Solution defects. Future enhancement and changes to the solution will be set forth in a mutually agreeable Statement of Work. Future enhancements include, but are not limited to, changing the solution to operate with systems other than ACSR®. Production Support and Maintenance is intended to address production issues only and does not include pre-release testing, or any changes to the On Boarding Web Service Solution required by the use of new features, functions, products, or substantive configuration changes.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement.

III.	VANTAGE UPDATE OPTIONAL TABLES

1.

Schedule F, “Fees,” section entitled “CSG SERVICES,” Section I entitled “Processing,” Subsection I entitled “CSG Vantage setup and database modifications and other services,” is amended to add recurring fees for Vantage Update Optional Tables in CSG Vantage® as follows:

Description of Item/Unit of Measure		Frequency	Fee
5. Vantage Update Optional Tables
a) Processing Fees (**** * - *)
•	Tier 1 - ** ** *********** ******* (per ******* ******* *********)	*******	$	*****
•	Tier 2 - *********** ** *** *** ******* ******* (per ******* ******* *********)	*******	$	*****
•	Tier 3 - ******* **** *** *** ******* ******* (per ******* ******* *********)	*******	$	*****

Note 5: The retention period for Vantage updates will be ***** (*) ****.

Note 6: ******* recurring fees apply for Vantage updates. Fee is based on records processed.

Note 7: Fee for tier pricing is for Vantage updates which process on a ******* basis.

Note 8: The tiers are incremental and not cumulative.

Note 9: Excludes Order, Job and Item Update Table in CSG Vantage® which have recurring fees covered under the Agreement.

The fees set forth in the fee table above are subject to increase pursuant to Section 5.4, Adjustment to Fees, of the Agreement

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IV	AMENDMENT TO EXHIBIT C-25

1

CSG and Customer agree that Exhibit C-25 of the Agreement contains a typographical error relating to the days that transactions will be retained for Order, Job and Item Updates Tables in CSG Vantage®. As a result, Exhibit C-25 is deleted in its entirety and replaced with the following:

Exhibit C-25

Order, Job and Item Updates Optional Table in CSG Vantage®

Order, Job and Item Updates Optional Tables in CSG Vantage®. Customer shall have access to CSG’s Order, Job and Item Updates Optional Tables in CSG Vantage®. The Order, Job and Item Updates Optional Table in CSG Vantage® provides Customer with a set of tables that reflect only changes to Orders, Jobs, and Items that were processed for a given day. Each record is tagged with an identifier (Insert, Change, or Delete). These tables may be queried to extract records for feeding data warehouses, or may be queried in Vantage to identify activity pertaining to that particular day. These transactions will be retained in Vantage for ***** (*) ****. Pricing for Order, Job, and Item updates applies up to *** *** ******* ******* *** *****. Additional fees may apply beyond * ******* ******* *** *****.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Peter E. Kalan
Name: Peter Kiriacoulacos	Name: Peter E. Kalan
Title: CPO	Title: President & CEO
Date: July 26, 2013	Date: July 25, 2013

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